Exhibit 20.1

1	CNH Equipment Trust 2002-B
2	$270,000,000 Class A-1 1.40625% Asset Backed Notes due December 9, 2003
3	$270,000,000 Class A-2 1.860% Asset Backed Notes due June 15, 2005
4	$305,000,000 Class A-3 Floating-Rate Asset Backed Notes due December 15, 2006
5	$186,250,000 Class A-4 Floating-Rate Asset Backed Notes due April 15, 2008
6	$35,750,000 Class B 4.120% Asset Backed Notes due May 17, 2010
7	$33,000,000 4.120% Asset Backed Certificates
8	Please contact Kim Jeske at (262) 636-6644 with any questions regarding this report
9	or email abs@cnh.com. For additional information consult http://investors.cnh.com		1	2	3
10			3	3	3
11	Cutoff Date		1/31/2005
12	Date Added		10/31/2002	11/30/2002	12/31/2002
13	Pool	Period	Pool 1	Pool 2	Pool 3
14	Scheduled Cashflows	0	3,893,810.66	748,304.86	603,445.02
15		1	6,369,487.47	1,204,207.36	794,085.38
16		2	7,551,954.28	1,580,849.05	891,292.86
17		3	12,683,726.78	1,892,586.01	873,693.07
18		4	16,109,704.84	1,525,931.01	963,755.85
19		5	13,974,563.95	1,590,838.54	1,035,314.49
20		6	11,500,350.15	1,232,481.63	901,811.46
21		7	9,667,263.35	1,293,062.39	905,770.62
22		8	10,920,262.79	1,341,106.24	937,386.44
23		9	9,258,616.59	3,587,462.94	920,796.04
24		10	6,171,698.80	6,950,580.76	2,737,229.74
25		11	6,253,923.84	1,374,018.74	4,669,279.00
26		12	5,415,416.44	1,291,985.55	828,720.29
27		13	4,747,833.50	963,068.46	584,984.08
28		14	5,133,825.73	1,200,748.70	608,828.62
29		15	8,728,510.98	1,411,720.33	575,320.12
30		16	11,039,869.08	1,000,945.06	639,660.58
31		17	9,312,702.63	1,108,421.64	692,922.23
32		18	7,712,306.26	748,142.36	609,107.24
33		19	6,179,452.56	800,566.16	606,634.77
34		20	7,225,641.22	891,040.66	610,488.30
35		21	5,891,574.99	2,224,292.46	568,878.60
36		22	4,122,224.09	4,032,158.00	1,799,630.40
37		23	4,371,384.75	1,001,218.39	3,377,855.79
38		24	3,500,629.59	885,937.74	596,837.88
39		25	3,116,341.29	743,176.24	384,291.65
40		26	3,178,122.66	945,341.49	399,421.25
41		27	5,489,298.48	1,050,917.50	376,046.78
42		28	7,133,458.63	754,119.28	418,242.40
43		29	5,602,603.96	755,805.31	461,028.74
44		30	4,422,281.63	503,449.96	408,282.94
45		31	3,017,414.01	444,202.87	393,026.52
46		32	3,772,304.96	574,150.57	402,190.27
47		33	2,327,341.39	1,717,582.89	366,862.51
48		34	642,460.78	3,056,832.29	1,397,333.15
49		35	377,925.34	162,059.02	2,415,502.30
50		36	314,694.34	148,027.28	197,817.94
51		37	216,067.37	125,326.26	35,758.13
52		38	231,632.49	228,903.15	40,276.71
53		39	269,291.92	302,074.10	18,252.03
54		40	346,606.74	119,511.93	30,745.33
55		41	372,650.42	241,045.60	108,798.13
56		42	186,779.65	45,989.43	17,514.82
57		43	262,553.24	24,689.19	17,515.41
58		44	123,344.06	56,254.03	16,580.13
59		45	90,461.87	69,350.81	16,304.95
60		46	2,182.38	4,727.34	66,721.68
61		47	98,052.78	0.00	94,643.82
62		48	119.94	0.00	736.86
63		49	0.00	0.00	0.00
64		50	0.00	0.00	0.00
65		51	0.00	0.00	0.00
66		52	0.00	0.00	0.00
67		53	0.00	0.00	0.00
68		54	0.00	0.00	0.00
69		55	0.00	0.00	0.00
70		56	0.00	0.00	0.00
71		57	0.00	0.00	0.00
72		58	0.00	0.00	0.00
73		59	0.00	0.00	0.00
74		60	0.00	0.00	0.00
75		61	0.00	0.00	0.00
76		62	0.00	0.00	0.00
77		63	0.00	0.00	0.00
78		64	0.00	0.00	0.00
79		65	0.00	0.00	0.00
80		66	0.00	0.00	0.00
81		67	0.00	0.00	0.00
82		68	0.00	0.00	0.00
83		69	0.00	0.00	0.00
84		70	0.00	0.00	0.00
85		70	0.00	0.00	0.00
86		70	0.00	0.00	0.00
87		70	0.00	0.00	0.00
88		70	0.00	0.00	0.00
89		70	0.00	0.00	0.00
90		70	0.00	0.00	0.00
91		70	0.00	0.00	0.00
92		70	0.00	0.00	0.00
93
94	Total Amount of Scheduled Cashflow	Total	239,330,725.65	53,955,211.58	36,417,623.32
95	Discount Rate		5.500%	5.500%	5.500%
96	Beginning Contract Value		236,072,492.19	52,501,744.14	36,066,757.15
97	Scheduled Contract Value Decline		10,069,213.35	2,056,349.81	2,173,821.37
98	Unscheduled Contract Value Decline		1,199,581.56	300,294.11	159,851.51
99	Additional Contract Value Added 1,100,000,217.38		0.00	0.00	0.00
100	Ending Contract Value		224,803,697.28	50,145,100.22	33,733,084.27

101
102	CNH Equipment Trust 2002-B
103	$270,000,000 Class A-1 1.40625% Asset Backed Notes due December 9, 2003
104	$270,000,000 Class A-2 1.860% Asset Backed Notes due June 15, 2005
105	$305,000,000 Class A-3 Floating-Rate Asset Backed Notes due December 15, 2006
106	$186,250,000 Class A-4 Floating-Rate Asset Backed Notes due April 15, 2008
107	$35,750,000 Class B 4.120% Asset Backed Notes due May 17, 2010
108	$33,000,000 4.120% Asset Backed Certificates
109
110	Dated Date (30/360)	1/15/2005
111	Dated Date (act/360)	1/18/2005
112	Scheduled Payment Date	2/15/2005
113	Actual Payment Date	2/15/2005
114	Days in accrual period (30/360)	30
115	Days in accrual period (act/360)	28
116	1 month LIBOR Rate	2.4800%
117
118	Collateral Summary
119	Wtd. Average Discount Rate	5.500%
120	Beginning Contract Value	324,640,993.48
121	Scheduled Contract Value Decline	14,299,384.52
122	Unscheduled Contract Value Decline	1,659,727.18
123	Additional Contract Value Purchased	0.00
124	Ending Contract Value	308,681,881.77
125
126	Beginning Pre-funding Account Balance	0.00
127	Ending Pre-funding Account Balance	0.00
128
129	Total Beginning Balance (Pool Balance + Pre-funding Account Balance)	324,640,993.48
130	Total Ending Balance (Pool Balance + Pre-funding Account Balance)	308,681,881.77
131
132	Collateral Performance
133	Scheduled Amounts 30 - 59 days past due	$834,336.87	0.27%
134	Scheduled Amounts 60 days or more past due	$1,489,951.49	0.48%
135	Net Losses on Liquidated Receivables	$172,968.87	0.06%
136	Cumulative Net Losses	$4,112,241.63
137	Number of Loans at Beginning of Period	27,469
138	Number of Loans at End of Period	26,953
139	Repossessed Equipment not Sold or Reassigned (Beginning)	$437,752.30
140	Repossessed Equipment not Sold or Reassigned (End)	$520,524.29
141
142	Collections and Reinvestment Income
143	Receipts During the period	$17,315,816.89
144
145	Warranty Repurchases
146	Contracts deferred beyond Final Scheduled Maturity Date	$0.00
147	Government obligors	$0.00
148	Total Warranty Repurchases	$0.00
149
150	Total Collections For The Period	$17,315,816.89
151
152	Reinvestment Income (excluding Pre-funding Account)	$76,003.11
153	Reinvestment Income on Pre-funding Account)	$0.00
154
155	Net Swap Receipts	7,442.32
156	Net Swap Termination Payments due Trust from the Swap CounterParty	$0.00
157
158	Total Collections + Reinvestment Income For The Period + Swap Receipt	$17,399,262.32
159
160	Swap Termination Payments due to Swap CounterParty	$0.00
161	Prior Swap Termination Payment Shortfall	$0.00
162	Total Swap Termination Payment due to Swap CounterParty	$0.00

163
164	CNH Equipment Trust 2002-B
165	$270,000,000 Class A-1 1.40625% Asset Backed Notes due December 9, 2003
166	$270,000,000 Class A-2 1.860% Asset Backed Notes due June 15, 2005
167	$305,000,000 Class A-3 Floating-Rate Asset Backed Notes due December 15, 2006
168	$186,250,000 Class A-4 Floating-Rate Asset Backed Notes due April 15, 2008
169	$35,750,000 Class B 4.120% Asset Backed Notes due May 17, 2010
170	$33,000,000 4.120% Asset Backed Certificates
171
172	Actual Payment Date					2/15/2005
173
174	Caclulation of Distributable Amounts
175
176	Current Servicing Fee Due			1.000%		$270,534.16
177	Past Due Servicing Fee					$0.00
178	Total Servicing Fee Due					$270,534.16
179
180	Current Administration Fee Due			$500.00		$166.67
181	Past Due Administration Fee					$0.00
182	Total Administration Fee Due					$166.67
183
184	Total Principal Balance of Notes and Certificates (Beginning of Period)					$324,640,993.48
185	A-1 notes Beginning Principal balance					$0.00
186	A-2 notes Beginning Principal balance					$0.00
187	A-3 notes Beginning Principal balance					$94,840,161.19
188	A-4 notes Beginning Principal balance					$186,250,000.00
189	B notes Beginning Principal balance					$10,550,832.29
190	Certificate Beginning Principal balance					$33,000,000.00
191			Coupon/	Swap Adj.
192		Type	Spread	Coupon	Daycount
193	A-1 notes Current Interest Due	Fix	1.40625%	1.40625%	act/360	$0.00
194	A-2 notes Current Interest Due	Fix	1.86000%	1.86000%	30/360	$0.00
195	A-3 notes Current Interest Due	Flt	0.21000%	2.43050%	act/360	$198,426.69
196	A-4 notes Current Interest Due	Flt	0.36000%	3.16700%	act/360	$411,405.56
197	B notes Current Interest Due	Fix	4.12000%	4.12000%	30/360	$36,224.52
198	Certificate Current Interest Due	Fix	4.12000%	4.12000%	30/360	$113,300.00
199
200	A-1 notes Past Due Interest					$0.00
201	A-2 notes Past Due Interest					$0.00
202	A-3 notes Past Due Interest					$0.00
203	A-4 notes Past Due Interest					$0.00
204	B notes Past Due Interest					$0.00
205	Certificate Past Due Interest					$0.00
206
207	A-1 notes Interest Due on Past Due Interest					$0.00
208	A-2 notes Interest Due on Past Due Interest					$0.00
209	A-3 notes Interest Due on Past Due Interest					$0.00
210	A-4 notes Interest Due on Past Due Interest					$0.00
211	B notes Interest Due on Past Due Interest					$0.00
212	Certificate Interest Due on Past Due Interest					$0.00
213
214	A-1 notes Total Interest Due					$0.00
215	A-2 notes Total Interest Due					$0.00
216	A-3 notes Total Interest Due					$198,426.69
217	A-4 notes Total Interest Due					$411,405.56
218	B notes Total Interest Due					$36,224.52
219	Certificate Total Interest Due					$113,300.00
220				1 Month LIBOR
221				Fixed Coupon
222	A-1 Net Swap Payment Due			0.00000%		$0.00
223	A-2 Net Swap Payment Due			0.00000%		$0.00
224	A-3 Net Swap Payment Due			2.22050%		$0.00
225	A-4 Net Swap Payment Due			2.80700%		$76,414.24
226	B Net Swap Payment Due			0.00000%		$0.00
227	Certificate Net Swap Payment Due			0.00000%		$0.00
228
229	A-1 Net Swap Payment Past Due					$0.00
230	A-2 Net Swap Payment Past Due					$0.00
231	A-3 Net Swap Payment Past Due					$0.00
232	A-4 Net Swap Payment Past Due					$0.00
233	B Net Swap Payment Past Due					$0.00
234	Certificate Net Swap Payment Past Due					$0.00
235
236	A-1 Interest on Swap Payment Past Due					$0.00
237	A-2 Interest on Swap Payment Past Due					$0.00
238	A-3 Interest on Swap Payment Past Due					$0.00
239	A-4 Interest on Swap Payment Past Due					$0.00
240	B Interest on Swap Payment Past Due					$0.00
241	Cert Interest on Swap Payment Past Due					$0.00
242
243	A-1 Total Net Swap Payment Due					$0.00
244	A-2 Total Net Swap Payment Due					$0.00
245	A-3 Total Net Swap Payment Due					$0.00
246	A-4 Total Net Swap Payment Due					$76,414.24
247	B Total Net Swap Payment Due					$0.00
248	Certificate Total Net Swap Payment Due					$0.00
249
250	A-1 Net Swap Receipt					$0.00
251	A-2 Net Swap Receipt					$0.00
252	A-3 Net Swap Receipt					$7,442.32
253	A-4 Net Swap Receipt					$0.00
254	B Net Swap Receipt					$0.00
255	Certificate Net Swap Receipt					$0.00
256
257	A-1 notes Principal Due					$0.00
258	A-2 notes Principal Due					$0.00
259	A-3 notes Principal Due					$15,440,440.58
260	A-4 notes Principal Due					$0.00
261	Class B notes Principal Due					$518,671.13
262	Certificate Principal Due					$0.00
263
264	Total notes Interest Due					$646,056.77
265	Total notes Principal Due					$15,959,111.71
266	Net Swap/Termination Payment Due					$68,971.92
267	Total notes Distributable Amount					$16,674,140.40

268
269	CNH Equipment Trust 2002-B
270	$270,000,000 Class A-1 1.40625% Asset Backed Notes due December 9, 2003
271	$270,000,000 Class A-2 1.860% Asset Backed Notes due June 15, 2005
272	$305,000,000 Class A-3 Floating-Rate Asset Backed Notes due December 15, 2006
273	$186,250,000 Class A-4 Floating-Rate Asset Backed Notes due April 15, 2008
274	$35,750,000 Class B 4.120% Asset Backed Notes due May 17, 2010
275	$33,000,000 4.120% Asset Backed Certificates
276
277	Actual Payment Date	2/15/2005
278
279	Cash Available for Distribution
280	Total Collections + Reinvestment Income For The Period	$17,399,262.32
281
282	Beginning Negitive Carry Account	$0.00
283	Deposits from Negitive Carry Account to Distribution Account	$0.00
284
285	Beginning Spread Account Balance	$22,000,004.35
286	Additional Deposit to Spread Account from Pre-funding	$0.00
287	Deposits from Spread Account to Distribution Account	$0.00
288
289	Beginning Principal Supplement Account	$0.00
290	Deposits from Principal Supplement Account to Distribution Account	$0.00
291
292	Total Cash Available	$17,399,262.32
293
294	Cash Allocation (Cashflow Waterfall)		Available Cash
295
296	Is CNH the servicier	yes
297	Servicing Fee Paid (If CNH is not the servicer)	$0.00
298	Servicing Fee Shortfall	$0.00
299			$17,399,262.32
300	Administration Fee Paid	$166.67
301	Administration Fee Shortfall	$0.00
302			$17,399,095.65
303	Net Swap Payment Paid	$76,414.24
304	Net Swap Payment Shortfall	$0.00
305
306	Remaining Cash Available to Pay Note Interest & Swap Termination Payment		$17,322,681.41
307
308	Cash Available to Pay Note Interest	$17,322,681.41
309	Cash Available to Pay Termination Payment	$0.00
310
311	Class A-1 notes Interest Paid	$0.00
312	Class A-2 notes Interest Paid	$0.00
313	Class A-3 notes Interest Paid	$198,426.69
314	Class A-4 notes Interest Paid	$411,405.56
315			$16,712,849.16
316	Class A-1 notes Interest Shortfall	$0.00
317	Class A-2 notes Interest Shortfall	$0.00
318	Class A-3 notes Interest Shortfall	$0.00
319	Class A-4 notes Interest Shortfall	$0.00
320
321	Swap Termination Payment Paid	$0.00
322	Swap Termination Payment Shortfall	$0.00
323			$16,712,849.16
324	Class B notes Interest Paid	$36,224.52
325	Class B notes Interest Shortfall	$0.00
326			$16,676,624.64
327	Class A-1 notes Principal Paid	$0.00
328	Class A-2 notes Principal Paid	$0.00
329	Class A-3 notes Principal Paid	$15,440,440.58
330	Class A-4 notes Principal Paid	$0.00
331	Class B notes Principal Paid	$518,671.13
332			$717,512.93
333	Deposits to Spread Account	$0.00
334			$717,512.93
335	Certificate Interest Paid	$113,300.00
336	Certificate Interest Shortfall	$0.00
337			$604,212.93
338	Certificate Principal Paid	$0.00
339			$604,212.93
340	Total Principal Balance of Notes and Certificates (End of Period)	$308,681,881.77
341	A-1 notes Ending Principal balance	$0.00
342	A-2 notes Ending Principal balance	$0.00
343	A-3 notes Ending Principal balance	$79,399,720.61
344	A-4 notes Ending Principal balance	$186,250,000.00
345	B notes Ending Principal balance	$10,032,161.16
346	Certificate Ending Principal balance	$33,000,000.00
347
348	Servicing Fee Paid (If CNH is the servicer)	$270,534.16
349	Servicing Fee Shortfall	$0.00
350	Release to Seller as Excess	$333,678.77	$333,678.77

351
352	CNH Equipment Trust 2002-B
353	$270,000,000 Class A-1 1.40625% Asset Backed Notes due December 9, 2003
354	$270,000,000 Class A-2 1.860% Asset Backed Notes due June 15, 2005
355	$305,000,000 Class A-3 Floating-Rate Asset Backed Notes due December 15, 2006
356	$186,250,000 Class A-4 Floating-Rate Asset Backed Notes due April 15, 2008
357	$35,750,000 Class B 4.120% Asset Backed Notes due May 17, 2010
358	$33,000,000 4.120% Asset Backed Certificates
359
360	Actual Payment Date			2/15/2005
361
362	Summary and Factors			Amount	Factor	Per/$1000
363	Total Principal Balance of Notes and Certificates (Beginning of Period)			$324,640,993.48	0.2951282	$295.13
364	A-1 notes Beginning Principal balance			($0.00)	(0.0000000)	($0.00)
365	A-2 notes Beginning Principal balance			$0.00	0.0000000	$0.00
366	A-3 notes Beginning Principal balance			$94,840,161.19	0.3109513	$310.95
367	A-4 notes Beginning Principal balance			$186,250,000.00	1.0000000	$1,000.00
368	B notes Beginning Principal balance			$10,550,832.29	0.2951282	$295.13
369	Certificate Beginning Principal balance			$33,000,000.00	1.0000000	$1,000.00
370
371	Total Principal Balance of Notes and Certificates (End of Period)			$308,681,881.77	0.2806199	$280.62
372	A-1 notes Ending Principal balance	$270,000,000.00		($0.00)	(0.0000000)	($0.00)
373	A-2 notes Ending Principal balance	$270,000,000.00		$0.00	0.0000000	$0.00
374	A-3 notes Ending Principal balance	$305,000,000.00		$79,399,720.61	0.2603270	$260.33
375	A-4 notes Ending Principal balance	$186,250,000.00	93.75%	$186,250,000.00	1.0000000	$1,000.00
376	B notes Ending Principal balance	$35,750,000.00	3.25%	$10,032,161.16	0.2806199	$280.62
377	Certificate Ending Principal balance	$33,000,000.00	3.00%	$33,000,000.00	1.0000000	$1,000.00
378
379	Class A-1 notes Interest Paid			($0.00)	(0.0000000)	($0.00)
380	Class A-2 notes Interest Paid			$0.00	0.0000000	$0.00
381	Class A-3 notes Interest Paid			$198,426.69	0.0006506	$0.65
382	Class A-4 notes Interest Paid			$411,405.56	0.0022089	$2.21
383	Class B notes Interest Paid			$36,224.52	0.0010133	$1.01
384	Certificate Interest Paid			$113,300.00	0.0034333	$3.43
385
386	Class A-1 notes Interest Shortfall			$0.00	0.0000000	$0.00
387	Class A21 notes Interest Shortfall			$0.00	0.0000000	$0.00
388	Class A-3 notes Interest Shortfall			$0.00	0.0000000	$0.00
389	Class A-4 notes Interest Shortfall			$0.00	0.0000000	$0.00
390	Class B notes Interest Shortfall			$0.00	0.0000000	$0.00
391	Certificate Interest Shortfall			$0.00	0.0000000	$0.00
392
393	Class A-1 notes Principal Paid			$0.00	0.0000000	$0.00
394	Class A-2 notes Principal Paid			$0.00	0.0000000	$0.00
395	Class A-3 notes Principal Paid			$15,440,440.58	0.0506244	$50.62
396	Class A-4 notes Principal Paid			$0.00	0.0000000	$0.00
397	Class B notes Principal Paid			$518,671.13	0.0145083	$14.51
398	Certificate Principal Paid			$0.00	0.0000000	$0.00
399
400	Negitive Carry Account
401	Negitive Carry	1.25000%	11/19/2002	1.5540%
402	Negitive Carry Days Remaining		5/15/2003	0
403	Required Negitive Carry Account			$0.00
404	Beginning Negitive Carry Account			$0.00
405	Negitive Carry Account Withdrawls to Distribution Account			$0.00
406	Negitive Carry Released to Seller			$0.00
407	Ending Negitive Carry Account Balance			$0.00
408
409	Spread Account
410	Required Spread Account Deposit (Add Loans)		2.00%	$0.00
411	Required Spread Account Target		2.50%	$7,717,047.04
412	Required Spread Account Floor		2.00%	$22,000,004.35
413	Required Spread Account			$22,000,004.35
414	Beginning Spread Account Balance			$22,000,004.35
415	Additional Deposit to Spread Account from Pre-funding			$0.00
416	Spread Account Withdrawls to Distribution Account			$0.00
417	Spread Account Deposits from Excess Cash			$0.00
418	Spread Account Released to Seller			$0.00
419	Ending Spread Account Balance			$22,000,004.35
420
421	Principal Supplement Account
422	Required Principal Supplement Account Balance			$0.00
423	Beginning Principal Supplement Account Balance			$0.00
424	Additional Deposit to Principal Supplement Account from Pre-funding			$0.00
425	Principal Supplement Account Withdrawls to Distribution Account			$0.00
426	Principal Supplement Account Released to Seller			$0.00
427	Ending Principal Supplement Account			$0.00
428
429	Pre-funding Account
430	Beginning Pre-funding Account Balance			$0.00
431	New Contract Value Purchased			$0.00
432	Deposits to Spread Account			$0.00
433	Deposits to Principal Supplement Account			$0.00
434	Ending Pre-funding Account Balance			$0.00
435	Release to seller			$0.00
436
437	Total Release to Seller			$604,379.60